UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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EASTERLY ACQUISITION CORP.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED FEBRUARY 21, 2018

EASTERLY ACQUISITION CORP.
375 Park Avenue, 21st Floor

New York, New York 10152

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

EASTERLY ACQUISITION CORP.

To Be Held on [            ], March [ ], 2018

To the Stockholders of Easterly Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of Easterly Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Easterly” or the “Company”), will be held on [        ], March [  ], 2018, at 10:00 a.m. Eastern time, at the offices of Easterly at 375 Park Avenue, 21st Floor, New York, New York 10152. You are cordially invited to attend the special meeting for the purpose of voting on (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [  ] days, from March 31, 2018 to [                      ], 2018 (the “Extended Termination Date”), (ii) a proposal to amend (the “Trust Amendment”) the Company’s Amended and Restated Investment Management Trust Agreement (the “Trust Agreement”), dated as of October 13, 2015, and as amended by Amendment Nos. 1 and No. 2 thereto, dated as of August 1, 2017 and December 14, 2017, respectively, by and between Easterly and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date and (iii) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

Each of the Charter Amendment, the Trust Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination (the “JH Capital Transaction”) pursuant to the Investment Agreement, dated as of June 28, 2017 (as it may be amended, the “Investment Agreement”), by and among JH Capital Group Holdings, LLC (“JH Capital”), Jacobsen Credit Holdings, LLC (“Jacobsen Holdings”), NJK Holding LLC (“NJK Holding”), Kravetz Capital Funding LLC (“KCF” and, together with NJK Holding and Jacobsen Holdings, the “Founding Members”) and the Company. Easterly’s charter provides that the Company has until March 31, 2018 (the “Current Termination Date”) to complete a business combination. While we have entered into the Investment Agreement with JH Capital and the Founding Members and filed a preliminary proxy statement with the Securities and Exchange Commission in respect of the JH Capital Transaction, our board currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the JH Capital Transaction and consummate the closing of the JH Capital Transaction. As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. Accordingly, our board of directors believes that in order to be able to consummate the JH Capital Transaction, we will need to obtain the Extension.

On December 14, 2017, the Company held a special meeting of its stockholders at which amendments to the Company’s charter and Trust Agreement were approved to extend the date by which the Company had to consummate a business combination from December 15, 2017 until March 31, 2018. In connection with the approval of this extension, JH Capital agreed to contribute to the Company as a loan $0.03 for each public share that was not redeemed in connection with the December 14, 2017 special meeting, for each calendar month or portion thereof that is needed by the Company to complete a business combination from December 15, 2017 until March 31, 2018 (the “Contributions”). On January 15, 2018 and February 15, 2018, the Company deposited the first and second Contributions into the trust account. If the Charter Amendment and Trust Amendment are approved, JH Capital has agreed to continue to contribute to the Company as a loan $0.03 for each public share that is not redeemed in connection with the Special Meeting, for each calendar month or portion thereof that is needed by the Company to complete a business combination from March 31, 2018 until the Extended Termination Date.

Accordingly, if the Charter Amendment and the Trust Amendment are approved, the Extension is implemented and the Company takes the entire time through the Extended Termination Date to complete its initial business combination, the Contributions will increase funds available in the trust account for the redemption of public shares from approximately $10.10 per share at January 31, 2018 to approximately $10.[ ] per share at the Extended Termination Date. The Contributions will not bear interest and will be repayable by the Company to JH Capital upon consummation of the Company’s initial business combination.

This proxy statement is dated [                ], 2018 and is first being mailed to stockholders on or about [                ], 2018. Only holders of record of our common stock at the close of business on [                ], 2018 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment and the Trust Amendment requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. The board of directors of Easterly has already approved the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if the Charter Amendment and Trust Amendment are not approved at the special meeting.

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the Charter Amendment and Trust Amendment proposals. The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete an initial business combination in the timeframe contemplated by its charter. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the JH Capital Transaction is submitted to stockholders.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Easterly estimates that the per-share pro rata portion of the trust account will be approximately $10.[ ] at the time of the special meeting. The closing price of the Company’s common stock on [                ], 2018 was $[      ]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving [$ more/less] for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment and the Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate an initial business combination by March 31, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or the Trust Amendment.

ii

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

By Order of the Board of Directors,

Sincerely,

Darrell W. Crate
Chairman of the Board

[                ], 2018

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED FEBRUARY 21, 2018

EASTERLY ACQUISITION CORP.
375 Park Avenue, 21st Floor

New York, New York 10152

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD March [ ], 2018

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Easterly Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Easterly” or the “Company”), will be held on [        ], March [  ], 2018, at 10:00 a.m. Eastern time, at the offices of Easterly at 375 Park Avenue, 21st Floor, New York, New York 10152, to consider and vote upon the following:

•	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [ ] days, from March 31, 2018 (the “Current Termination Date”) to [ ], 2018 (the “Extended Termination Date”);

•	a proposal to amend (the “Trust Amendment”) the Company’s Amended and Restated Investment Management Trust Agreement (the “Trust Agreement”), dated as of October 13, 2015, and as amended by Amendment Nos. 1 and 2 dated as of August 1, 2017 and December 14, 2017, respectively, by and between Easterly and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date; and

•	a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Easterly has to complete a business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination pursuant to the Investment Agreement, dated as of June 28, 2017 (as it may be amended, the “Investment Agreement”), by and among JH Capital Group Holdings, LLC (“JH Capital”), Jacobsen Credit Holdings, LLC (“Jacobsen Holdings”), NJK Holding LLC (“NJK Holding”), Kravetz Capital Funding LLC (“KCF” and, together with NJK Holding and Jacobsen Holdings, the “Founding Members”) and the Company (the “Transaction”). On December 14, 2017, our stockholders approved a proposal to extend the date by which we had to consummate a business combination from December 15, 2017 until March 31, 2018.

The affirmative vote of at least 65% of the outstanding shares of Easterly’s common stock is required to approve the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Holders (“public stockholders”) of the Company’s common stock (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. However, the Company will not proceed with the Charter Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the JH Capital Transaction is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $151.8 million that was in the trust account as of January 31, 2018. In such event, the Company may need to obtain additional funds to complete a business combination, including the JH Capital Transaction, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by March 31, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, David Cody, Darrell Crate and Avshalom Kalichstein have agreed, jointly and severally, that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share or such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets other than due to the failure to obtain such waiver, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Trust Amendment proposal will constitute consent for Easterly to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Easterly to complete a business combination, including the JH Capital Transaction, on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination, including the JH Capital Transaction, through the Extended Termination Date if the Charter Amendment is approved.

2

At the time the Charter Amendment and Trust Amendment become effective, the Company will amend the Trust Agreement to extend the date on which the trustee will liquidate the trust account to the Extended Termination Date.

The record date for the special meeting is [                ], 2018. Record holders of Easterly common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 20,022,612 outstanding shares of Company common stock including 15,022,612 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [                ], 2018 and is first being mailed to stockholders on or about [                ], 2018.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the Charter Amendment and the Trust Amendment. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	Easterly is a blank check company incorporated in April 2015 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In August 2015, the Company consummated its IPO from which it derived gross proceeds of $200.0 million. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, March 31, 2018). On August 1, 2017, the Company held an annual meeting of its stockholders at which amendments to the Company’s charter and Trust Agreement were approved to, among other things, extend the original date by which the Company had to consummate a business combination from August 4, 2017 until December 15, 2017 (the “First Extension”). In connection with the First Extension, the holders of 4,289,791 shares of the Company’s common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.02 per share, for an aggregate redemption amount of approximately $43.0 million. On December 14, 2017, the Company held a special meeting of its stockholders at which amendments to the Company’s charter and Trust Agreement were approved to extend the date by which the Company had to consummate a business combination from December 15, 2017 until March 31, 2018 (the “Second Extension”). In connection with the Second Extension, the holders of 687,597 shares of the Company’s common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $6.9 million. Prior to the approval of the Second Extension, JH Capital agreed to contribute to the Company as a loan $0.03 for each public share that was not redeemed in connection with the December 14, 2017 special meeting, for each calendar month or portion thereof that is needed by the Company to complete a business combination from December 15, 2017 until March 31, 2018 (the “Contributions”). On January 15, 2018 and February 15, 2018, the Company deposited the first and second Contributions into the trust account.

If the Charter Amendment and Trust Amendment are approved, JH Capital has agreed to continue to contribute to the Company as a loan $0.03 for each public share that is not redeemed in connection with the Special Meeting, for each calendar month or portion thereof that is needed by the Company to complete a business combination from March 31, 2018 until the Extended Termination Date.

Accordingly, if the Charter Amendment and the Trust Amendment are approved, the Extension is implemented and the Company takes the entire time through the Extended Termination Date to complete its initial business combination, the Contributions will increase funds available in the trust account for the redemption of public shares from approximately $10.10 per share at January 31, 2018 to approximately $10.[ ] per share at the Extended Termination Date. The Contributions will not bear interest and will be repayable by the Company to JH Capital upon consummation of the Company’s initial business combination.

As of January 31, 2018, approximately $151.8 million was in the trust account. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete the JH Capital Transaction and is submitting these proposals to the stockholders to vote upon.

Q:	What is voted on?

A:	You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and a proposal to amend the Company’s Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

In the event that the Charter Amendment and the Trust Amendment are not approved, you are being asked to vote on a proposal to adjourn the special meeting in order to provide additional time to seek to obtain sufficient votes in support of the Charter Amendment and the Trust Amendment. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for Easterly to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination, including the JH Capital Transaction, on or before the Extended Termination Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and the Trust Amendment proposals, after taking into account the Election.

If the Charter Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be significantly reduced from the approximately $151.8 million that was in the trust account as of January 31, 2018. In such event, Easterly may need to obtain additional funds to complete a business combination, including the JH Capital Transaction, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

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If the Charter Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by March 31, 2018, or if the Charter Amendment and Trust Amendment proposals are approved and we have not completed a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Easterly’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q:	How many votes do I have at the special meeting?

A:	Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of [ ], 2018, the record date for the special meeting. As of the close of business on the record date, there were 20,022,612 outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the special meeting. As of the record date for the special meeting, 10,011,307 shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment and the Trust Amendment proposals?

A:	Easterly’s charter and Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before March 31, 2018. As we explain below, the Company may not be able to complete an initial business combination by that date. We are asking for an extension of this timeframe in order to complete the JH Capital Transaction. While we have entered into the Investment Agreement with JH Capital and the Founding Members and filed a preliminary proxy statement with the Securities and Exchange Commission in respect of the JH Capital Transaction, our board currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the JH Capital Transaction and satisfy the conditions to closing the JH Capital Transaction. Accordingly, our board of directors believes that in order to be able to consummate the JH Capital Transaction, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Termination Date.

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Q:	Why should I vote for the Charter Amendment proposal?

A:	Easterly’s board of directors believes that stockholders should have an opportunity to evaluate the JH Capital Transaction. Accordingly, the Company’s board of directors is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the JH Capital Transaction.

Easterly’s board of directors recommends that you vote in favor of the Charter Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

Q:	Why should I vote for the Trust Amendment?

A:	Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

Whether a holder of public shares votes in favor of or against the Charter Amendment and the Trust Amendment, or abstains, if such proposals are approved such holder may, but is not required to, redeem all or a portion of its public shares for its pro rata portion of the trust account represented by the redeemed shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and Trust Amendment proposals, after taking into account the Election.

Liquidation of the trust account is a fundamental obligation of Easterly to the public stockholders under its charter and Easterly is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination the Company proposes. Assuming the Charter Amendment is approved, the Company will have until the Extended Termination Date to complete a business combination.

Easterly’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

Q:	How do the Company’s insiders intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control in favor of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal.

Easterly’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,000,000 founder shares, representing 25.0% of Easterly’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q:	How are the Company’s insiders’ interests in the Charter Amendment, the Trust Amendment and the Adjournment Proposal different from those of the public stockholders?

A:	Our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment and the Trust Amendment are approved, the Company will have more time to obtain stockholder approval for the JH Capital Transaction and consummate the closing of the JH Capital Transaction, and the insiders are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the Charter Amendment?

A:	Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

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Q:	What vote is required to adopt the Trust Amendment?

A:	Approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:	What vote is required to adopt the Adjournment Proposal?

A:	Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting by proxy.

Q:	What if I don’t want to vote for the Charter Amendment, the Trust Amendment or the Adjournment Proposal?

A:	If you do not want the Charter Amendment, the Trust Amendment or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. If the Charter Amendment and the Trust Amendment are approved, the Adjournment Proposal will not be presented for a vote.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment and the Trust Amendment will have the same effect as votes “AGAINST” the Charter Amendment and the Trust Amendment. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Q:	What happens if the Charter Amendment and the Trust Amendment are not approved?

A:	If the Charter Amendment and the Trust Amendment are not approved at the special meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment and the Trust Amendment are not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by March 31, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Easterly’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment and the Trust Amendment are approved, what happens next?

A:	If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval of the JH Capital Transaction at a special meeting of its stockholders and consummate the closing of the JH Capital Transaction prior the Extended Termination Date.

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If the Trust Amendment is approved, the removal of the Withdrawal Amount from the trust account in respect of any redeemed public shares will reduce the amount remaining in the trust account and increase the percentage interest of Easterly’s common stock held by the Company’s initial stockholders through the founder shares.

If the Charter Amendment and the Trust Amendment are approved but the Company does not complete a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Easterly’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	Will I still be able to exercise my redemption rights if I vote against any of the proposals?

A:	You may exercise your redemption rights whether you vote your shares of Easterly common stock for or against the Charter Amendment, the Trust Amendment or the Adjournment Proposal. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on the JH Capital Transaction if and when it is submitted to stockholders. If you vote for or against the JH Capital Transaction, you will retain your right to redeem your public shares upon consummation of the JH Capital Transaction in connection with the stockholder vote to approve the JH Capital Transaction, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my redemption rights?

A:	In order to exercise your redemption rights, you must prior to 5:00 p.m., Eastern time, on March [ ], 2018 (two business days before the special meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

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Q:	What are the federal income tax consequences of exercising my redemption rights?

A:	Easterly stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of Easterly common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Easterly common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. The redemption, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in Easterly, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Easterly common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Easterly common stock.

The above is not intended to constitute tax advice and stockholders are encouraged to consult with their own tax advisors.

Q:	If I am an Easterly warrant holder, can I exercise redemption rights with respect to my warrants?

A:	No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:	If I am an Easterly unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment, the Trust Amendment and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

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Q:	How do I vote?

A:	If you were a holder of record of our common stock on [ ], 2018, the record date for the special meeting, you may vote with respect to the proposals in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment, but will have no effect on the Adjournment Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal described herein.

Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at 375 Park Avenue, 21st Floor, New York, NY 10152, so that it is received by our secretary prior to the special meeting or by attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.
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Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Easterly will pay the cost of soliciting proxies for the special meeting. Easterly has engaged Morrow Sodali to assist in the solicitation of proxies for the special meeting. Easterly has agreed to pay Morrow Sodali a fee of $17,500 plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes Morrow Sodali acting as the inspector of elections at the special meeting. Easterly will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. Easterly will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Easterly’s common stock for their expenses in forwarding soliciting materials to beneficial owners of Easterly’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Easterly Acquisition Corp.
375 Park Avenue, 21st Floor
New York, New York 10152
Telephone: (646) 712-8300
Email: info@easterlyacquisition.com

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor

Stamford, Connecticut 06902

Stockholders, please call toll free: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: Easterly.info@morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

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Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

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SPECIAL MEETING OF EASTERLY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on March [  ], 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [               ], 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or Trust Amendment.

Date, Time and Place of Special Meeting

The special meeting will be held at 10:00 a.m. Eastern time, on [        ], March [  ], 2018, at the offices of Easterly at 375 Park Avenue, 21st Floor, New York, New York 10152, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals set forth in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on [                ], 2018, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 20,022,612 shares of Easterly common stock outstanding, of which 15,022,612 are public shares and 5,000,000 are shares held by Easterly Acquisition Sponsor, LLC, our sponsor, and independent directors.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Charter Amendment and the Trust Amendment require the affirmative vote of the holders of at least 65% of the outstanding shares of our common stock. Accordingly, an Easterly stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment or the Trust Amendment will have the same effect as a vote “AGAINST” the Charter Amendment or the Trust Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that our sponsor, officers and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

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•	If the Charter Amendment and Trust Amendment are not approved and we do not consummate a business combination by March 31, 2018 as contemplated by our IPO prospectus and in accordance with our charter, (i) the 5,000,000 shares of common stock held by the Company’s sponsor and directors, and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), and (ii) the 6.75 million total private placement warrants to purchase shares of Easterly common stock held by our sponsor, which were acquired in connection with the IPO for an aggregate purchase price of $6.75 million, will be worthless. Such common stock had an aggregate market value of approximately $[ ] million based on the last sale price of $[ ] of the common stock on Nasdaq on [ ], 2018, and such private placement warrants had an aggregate market value of approximately $[ ] million based on the closing price of $[ ] of the Easterly public warrants on Nasdaq on [ ], 2018.

•	Our sponsor has loaned Easterly an aggregate of $695,000 pursuant to a convertible promissory note issued on March 17, 2016. The convertible promissory note is interest bearing at 5% per annum and is due and payable on March 31, 2018, unless extended by our sponsor. At the option of our sponsor, any amounts outstanding under the convertible promissory note up to a total of $1,000,000 may be converted into warrants to purchase shares of common stock at any time on or prior to the maturity date at a conversion price of $1.00 per warrant. Each warrant will entitle our sponsor to purchase one share of Easterly common stock at an exercise price of $11.50 per share. Each warrant will contain other terms identical to the terms contained in the private placement warrants issued to our sponsor at the IPO closing. Furthermore, our sponsor may loan additional funds to Easterly in the future on the same terms up to a total of $1,000,000 in order to meet Easterly’s working capital needs prior to the closing of a business combination. If Easterly fails to consummate a business combination, the convertible promissory note will not be repaid and all amounts owed thereunder will be forgiven except to the extent that Easterly has funds available to it outside of its trust account to repay such amounts. Accordingly, Easterly will most likely not be able to repay the convertible promissory note if a business combination is not completed and, if a business combination is not consummated, Easterly’s sponsor also will lose the opportunity to acquire up to an additional 695,000 warrants, which would have an aggregate market value of $[ ] based on the last sale price of $[ ] of the Easterly public warrants on Nasdaq on [ ], 2018.

•	In connection with the IPO, Easterly’s Chairman, its Chief Executive Officer and David Cody have agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or claims of vendors or other entities that are owed money by Easterly for services rendered or contracted for or products sold to Easterly, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under Easterly’s indemnity of the underwriters.

•	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•	The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations.

Additionally, if the Charter Amendment and Trust Amendment are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Recommendation to Easterly Stockholders

Our board of directors believes that the Charter Amendment and the Trust Amendment to be presented at the special meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals. If the Charter Amendment and the Trust Amendment are not approved, our board of directors believes that time to solicit additional votes for approval of the Charter Amendment and the Trust Amendment is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

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Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment and the Trust Amendment and have no effect on the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•	You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment and the Trust Amendment and, if presented for a vote, the Adjournment Proposal.

•	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Jurgen Lika, Easterly’s Secretary, in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

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Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting, less taxes payable). For illustrative purposes, based on funds in the trust account of approximately $151.8 million on January 31, 2018, the estimated per share redemption price would have been approximately $10.10.

In order to exercise your redemption rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern time on March [ ], 2018 (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

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If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the special meeting and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by March 31, 2018 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [ ] days, from March 31, 2018 (the “Current Termination Date”) to [                      ], 2018 (the “Extended Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

Easterly is proposing to amend its charter to extend the date by which it has to consummate a business combination from March 31, 2018 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to obtain approval for the JH Capital Transaction at a special meeting of its stockholders and consummate the closing of the JH Capital Transaction prior the Extended Termination Date.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by March 31, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of at least 65% of the shares entitled to vote at the special meeting.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

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THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to replace the date “March 31, 2018” in Section 1(i) of the Trust Agreement with the date “[                      ], 2018”. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

Easterly is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate the closing of the JH Capital Transaction. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by March 31, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Trust Agreement requires the affirmative vote of at least 65% of the shares entitled to vote at the special meeting.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT.

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THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the special meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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INFORMATION ABOUT EASTERLY

General

We are a blank check company incorporated in Delaware on April 29, 2015 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have sought to capitalize on the financial services industry experience and capabilities of our management team and the significant contacts of our management team as well as our directors to identify, acquire and operate a business within the financial services industry, although we were able to pursue a business combination outside the financial services industry.

In August 2015, we consummated our initial public offering of 20 million units at a price of $10.00 per unit, with each unit consisting of one share of our common stock and one-half of one redeemable warrant to purchase one share of our common stock at an exercise price of $11.50 per share. The shares of our common stock sold as part of the units in our IPO are referred to in this report as our “public shares.” The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of approximately $200,000,000. Prior to the consummation of our IPO, in May 2015, our sponsor purchased an aggregate of 4,312,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. On July 29, 2015, our board of directors effected a stock dividend of 0.2 shares for each outstanding share of common stock, resulting in 5,175,000 founder shares outstanding. On July 3, 2015, our sponsor transferred 20,000 founder shares to each of our independent director nominees at their original purchase price. On July 29, 2015, the underwriters exercised part of their over-allotment option resulting in 20 million units issued as a result of our initial public offering. As a result of the expiration of the underwriters’ option to exercise the remaining portion of the over-allotment, our initial stockholders forfeited an aggregate of 175,000 founder shares. The founder shares will be worthless if we do not complete an initial business combination.

In addition, our sponsor purchased an aggregate of 6,750,000 private placement warrants, each exercisable for one share of our common stock at $11.50 per share, for a purchase price of $6,750,000, or $1.00 per warrant, that will also be worthless if we do not complete a business combination.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. On August 1, 2017, the Company held an annual meeting of its stockholders at which amendments to the Company’s charter and Trust Agreement were approved to, among other things, extend the original date by which the Company had to consummate a business combination from August 4, 2017 until December 15, 2017 (the “First Extension”). In connection with the First Extension, the holders of 4,289,791 shares of the Company’s common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.02 per share, for an aggregate redemption amount of approximately $43.0 million. On December 14, 2017, the Company held a special meeting of its stockholders at which amendments to the Company’s charter and Trust Agreement were approved to extend the date by which the Company had to consummate a business combination from December 15, 2017 until March 31, 2018 (the “Second Extension”). In connection with the Second Extension, the holders of 687,597 shares of the Company’s common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $6.9 million. Prior to the approval of the Second Extension, JH Capital agreed to contribute to the Company as a loan $0.03 for each public share that was not redeemed in connection with the December 14, 2017 special meeting, for each calendar month or portion thereof that is needed by the Company to complete a business combination from December 15, 2017 until March 31, 2018 (the “Contributions”). On January 15, 2018 and February 15, 2018, the Company deposited the first and second Contributions into the trust account.

If the Charter Amendment and Trust Amendment are approved, JH Capital has agreed to continue to contribute to the Company as a loan $0.03 for each public share that is not redeemed in connection with the Special Meeting, for each calendar month or portion thereof that is needed by the Company to complete a business combination from March 31, 2018 until the Extended Termination Date.

Accordingly, if the Charter Amendment and the Trust Amendment are approved, the Extension is implemented and the Company takes the entire time through the Extended Termination Date to complete its initial business combination, the Contributions will increase funds available in the trust account for the redemption of public shares from approximately $10.10 per share at January 31, 2018 to approximately $10.[ ] per share at the Extended Termination Date. The Contributions will not bear interest and will be repayable by the Company to JH Capital upon consummation of the Company’s initial business combination.

As of January 31, 2018 there was approximately $151.8 million held in the trust account.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions), the proceeds of the private placement with our sponsor, additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock.

21

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding the actual beneficial ownership of our common stock as of the record date for the special meeting by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our current executive officers and directors; and

•	all executive officers and directors of the Company as a group.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the initial stockholders and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. The ownership percentages listed below do not include any such shares that may be purchased after the record date.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock is based on 20,022,612 shares of common stock issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Easterly Acquisition Sponsor, LLC	4,928,000	24.6%

Jefferies LLC(2)
Jefferies Group LLC(2)
Leucadia National Corp.(2)	2,500,000	12.5%

GFIC II LLC(3)
Gerald Beeson(3)
Kenneth Griffin(3)	2,003,100	10.0%

Putnam Investments, LLC(4)
Putnam Investment Management, LLC(4)
The Putnam Advisory Company, LLC(4)	1,627,444	8.1%

Polar Asset Management Partners Inc.(5)	1,442,670	7.2%

David Cody(6)	4,928,000	24.6%
Darrell W. Crate(6)	4,928,000	24.6%
Avshalom Kalichstein(6)	4,928,000	24.6%
James N. Hauslein	24,000	*
David W. Knowlton	24,000	*
Thomas W. Purcell(7)	24,000	*
Jurgen Lika	—	—
All directors and executive officers as a group (6 individuals)	5,000,000	25.0%

22

*	Less than 1 percent.
(1)	This table is based on 20,022,612 shares of our common stock outstanding as of [ ], 2018. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the directors and executive officers in this table is 375 Park Avenue, 21st Floor, New York, NY 10152. The table does not reflect record or beneficial ownership of the 6,750,000 private placement warrants as these warrants are not exercisable within 60 days of [ ], 2018.
(2)	According to a Form 3 filed with the SEC on August 8, 2017 on behalf of Jefferies LLC, Jefferies Group LLC and Leucadia National Corp. The business address of these stockholders is 520 Madison Avenue, New York, NY 10022.
(3)	According to a Schedule 13G/A filed with the SEC on February 14, 2018 on behalf of GFIC II LLC (“GFIC”), Gerald Beeson and Kenneth Griffin with respect to shares of common stock (and warrants to purchase common stock) of the Company owned by GFIC and Citadel Securities LLC. The business address of these stockholders is c/o Citadel LLC, 131 S. Dearborn Street, 32nd Floor, Chicago, IL 60603.
(4)	According to a Schedule 13G/A filed with the SEC on February 7, 2018 on behalf of Putnam Investments, LLC (“PI”), Putnam Investment Management, LLC (“PIM”) and Putnam Advisory Company, LLC (“PAC”). PIM individually beneficially owns 1,627,444 shares of common stock. PI wholly owns PIM and PAC, each a registered investment adviser. PIM is the investment adviser to the Putnam family of mutual funds. Putnam mutual funds managed by PIM, through their boards of trustees, have voting power. The business address of these stockholders is One Post Office Square, Boston, Massachusetts 02109.

(5)	According to a Schedule 13G/A filed with the SEC on February 9, 2018 on behalf of Polar Asset Management Partners Inc. Polar Asset Management Partners Inc. serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(6)	David Cody, Darrell W. Crate and Avshalom Kalichstein may be deemed to beneficially own shares held by our sponsor by virtue of their shared control of our sponsor. Mr. Cody, Mr. Crate and Mr. Kalichstein together have sole voting and investment power over the shares held by our sponsor.
(7)	Shares are held by Lake Trail Illiquid Investments LLC. Mr. Purcell holds shared voting and investment power over the shares held by Lake Trail Illiquid Investments LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 375 Park Avenue, 21st Floor, New York, New York 10152.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If we complete our initial business combination is approved, our 2018 annual meeting of stockholders will likely be held on or about August 1, 2018, unless the date is changed by our board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2018 annual meeting, you need to provide it to the Company by no later than approximately May 3, 2018. You should direct any proposals to our secretary at our principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2018 annual meeting, under our bylaws you must give timely notice of the matter or the nomination, in writing, to our secretary. To be timely, the notice has to be given between 90 and 120 days before the annual meeting date (or between April 3, 2018 and May 3, 2018, if the 2018 annual meeting is held on August 1, 2018).

If the Charter Amendment and the Trust Amendment are not approved or we do not complete our initial business combination before the Extended Termination Date, there will be no annual meeting in 2018.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Easterly’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Easterly Acquisition Corp.
375 Park Avenue, 21st Floor
New York, New York 10152

Telephone: (646) 712-8300
Email: info@easterlyacquisition.com

24

You may also obtain these documents by requesting them in writing or by telephone from Easterly’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Stockholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: Easterly.info@morrowsodali.com

If you are a stockholder of Easterly and would like to request documents, please do so by March [  ], 2018, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Easterly for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

25

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
EASTERLY ACQUISITION CORP.

MARCH   , 2018

Easterly Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Easterly Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 29, 2015 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 28, 2015 and amendments to the Amended and Restated Certificate of Incorporation were filed on August 1, 2017 and December 14, 2017 (as amended, the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on May 8, 2015, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption or repurchase of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before [                      ], 2018, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-business combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Easterly Acquisition Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

5. The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated a Business Combination on or before [                      ], 2018, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, Easterly Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

EASTERLY ACQUISITION CORP.

By:
Name:
Title:

A-2

ANNEX B

PROPOSED AMENDMENT NO. 3
TO THE
AMENDED AND RESTATED TRUST AGREEMENT

This Amendment No.3 (this “Amendment”), dated as of March [ ], 2018, to the Trust Agreement (as defined below) is made by and among Easterly Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Amended and Restated Investment Management Trust Agreement dated as of October 13, 2015 (the “Trust Agreement”);

WHEREAS, the Company and the Trustee entered into Amendment No. 1 to the Trust Agreement, dated as of August 1, 2017 (“Amendment No. 1”), and Amendment No. 2 to the Trust Agreement, dated as of December 14, 2017 (“Amendment No. 2”);

WHEREAS, Section 1(i) of the Trust Agreement as amended by Amendment No. 1 and Amendment No. 2 sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of stockholders of the Company held on March [ ], 2018, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be on or before [                      ], 2018 (the “Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

1.          Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) [                      ], 2018, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by [                      ], 2018, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;

2.         All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.         This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4.         This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.         This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 3 to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Easterly Acquisition Corp.

By:
Name:
Title:

[Signature Page to Amendment No. 3 to the Investment Management Trust Agreement]

B-3

EASTERLY ACQUISITION CORP.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH [ ], 2018

The undersigned hereby appoints each of Darrell W. Crate and Avshalom Kalichstein as proxies, acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Special Meeting of Stockholders of Easterly Acquisition Corp., a Delaware corporation (the “Company”), to be held at the offices of the Company, 375 Park Avenue, 21st Floor, New York, New York 10152, on [         ], March [  ], 2018 at 10:00 a.m., Eastern time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

Proposals
1.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [ ] days, from March 31, 2018 to [ ], 2018.	For ☐	Against ☐	Abstain ☐

2.	Approval of an amendment to the Company’s existing Amended and Restated Investment Management Trust Agreement to make changes necessary to reflect the Extension.	For ☐	Against ☐	Abstain ☐

3.	Approval of a proposal to allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. This proposal will only be presented to the Company’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve Proposals 1 and 2.	For ☐	Against ☐	Abstain ☐

☐ Intention to Exercise Redemption Rights. If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the proxy statement under the heading “Special Meeting of Easterly Stockholders – Redemption Rights.”

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Date:______________, 2018
Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO JURGEN LIKA, SECRETARY OF THE COMPANY, AT (646) 383-9413, WITH A COPY TO FOLLOW BY MAIL TO HIM AT 375 PARK AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10152. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING IN PERSON.